AMENDMENT NO. 1


            AMENDMENT NO. 1 (this "Amendment"), dated as of September 30, 1998, to that certain Second Amended and Restated Credit Agreement, dated as of November 19, 1997 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"), among METTLER-TOLEDO INTERNATIONAL INC., a Delaware corporation (together with its successors, "Holding"); METTLER-TOLEDO, INC., a Delaware corporation (together with its successors, "US Borrower"); METTLER-TOLEDO HOLDING AG, a corporation organized under the laws of Switzerland, (together with its successors, "CH Borrower" and, together with US Borrower, the "Borrowers"); SAFELINE HOLDING COMPANY, an unlimited liability company organized under the laws of the United Kingdom ("UK Borrower"); METTLER-TOLEDO INC., a Canadian corporation ("Canadian Borrower"); the several SUBSIDIARY SWING LINE BORROWERS named therein; the several financial institutions from time to time party thereto (the "Lenders"); MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Arranger and Documentation Agent, THE BANK OF NOVA SCOTIA, as Administrative Agent, CREDIT SUISSE FIRST BOSTON, as a co-agent and as a Swing-Line Lender, ABN AMRO BANK, BANK OF TOKYO-MITSUBISHI TRUST COMPANY, BANKERS TRUST COMPANY, COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE, GOLDMAN SACHS CREDIT PARTNERS L.P., THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY AND SOCIETE GENERAL (each a co-agent and, together with Credit Suisse First Boston in its capacity as a co-agent, the "Co-Agents"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to those terms in the Credit Agreement.


                            W I T N E S S E T H :

            WHEREAS  the  Borrowers,   UK  Borrower,   Canadian  Borrower,   the
Subsidiary Swing Line Borrowers and the Lenders wish to amend the Credit Agreement pursuant to Section 11.1 of the Credit Agreement as herein provided;

            NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION ONE - AMENDMENTS.

      1.1   (a)  Section 1.1 is amended by

            (1) replacing subsection (a)(v)(5) of the definition of "EBITDA" with the following:

            "any non-recurring cash charges incurred in connection with any Acquisition by US Borrower or any Subsidiary (other than the M-T Acquisition or the Safeline Acquisition) occurring after the Second Amendment and Restatement Date in an amount not to exceed U.S. $15.0 million per Acquisition and U.S. $35.0 million in the aggregate,"; and

            (2) replacing "U.S. $50.0 million" in the definition of "Swing Line Commitment" with "U.S. $75.0 million".

                  (b) Section 2.1(d) is amended by replacing  "(the "UK Borrower
                      Sublimit")" in clause (5) thereof with the following:

            "plus the amount invested by UK Borrower pursuant to Section 8.4(x) (together, the "UK Borrower Sublimit")".

                  (c) Section  2.3(d) is amended by replacing the word "four" in the last sentence thereof with the word "six".

            (d) Section 2.5(e) is amended by inserting  after the first sentence thereof the following:

            "The Euro unit shall be an Agreed Alternative Currency.".

                  (e) Section 2.16(a) is amended by replacing "U.S. $50.0 million" with "U.S. $75.0 million" and by replacing the last sentence thereof with the following:

            "Notwithstanding any provision in the Credit Agreement to the contrary, all Swing Line Loans made in U.S. Dollars shall bear interest based on the Alternate Base Rate or such other rate as may be agreed to in writing by the Borrower and the US Swing Line Lender."

            (f) Section 7.11 is amended by deleting from the second sentence thereof "up to U.S. $100.0 million thereof may be used

            (g)  Section 7.12(B) is amended by:

            (1)  replacing "U.S. $1.0 million" with "U.S. $5.0 million"; and

            (2)  inserting  immediately before clause (i) thereof the following:
                 ", in each case within 60 days after such creation or acquisition,".

                 (h) Section 7.14 is amended by replacing "as soon as reasonably practicable" with "within 60 days".

            (i) Section 7.20 is amended by inserting  immediately  before clause thereof the following: ", in each case within 60 days of such creation or acquisition,".

            (j) Section 8.1(v) is amended by replacing  "subsection 8.5(n)" with
                "subsection 8.5(g)(ii)".

            (k) Section 8.4(f) is amended by:

            (1) inserting the word "and" immediately before clause (ii) thereof;

                  (2)  replacing "U.S. $10.0 million" with "U.S.
      $25.0 million" in clause (ii) thereof; and

                  (3)  deleting   clause  (iii)   thereof  and  the  word  "and"
      immediately prior to clause (iii).

                  (l) Section 8.4(p) is deleted and replaced with the following:

            "Investments (including Intercompany Indebtedness and Guaranty Obligations) by US Borrower or any Subsidiary in any Subsidiary which is not a Qualified Subsidiary Guarantor or which is not a Wholly-Owned Subsidiary of US Borrower and not otherwise permitted by subsections (e),
      (q), (v) and (w) of this Section 8.4, not to exceed an aggregate amount outstanding at any time (net of returns, dividends in cash, net cash proceeds on sale or other cash realizations thereof), when combined with Investments made pursuant to Section 8.4(e), of the Dollar Equivalent amount of U.S. $35.0 million; provided, however, that upon request of the Required Lenders, all such Intercompany Indebtedness shall be evidenced by subordinated promissory notes in form, and shall be pledged to the Administrative Agent pursuant to documentation, reasonably satisfactory to the Required Lenders;".

                  (m) Section 8.5(g) is amended by inserting "(i)" at the beginning thereof, by replacing "subsection 8.5(n) below" with "clause (ii) hereof", and by inserting the following at the end of the Section:

            "and (ii) Indebtedness of the Chinese Subsidiaries pursuant to local working capital facilities and other Indebtedness not to exceed in the aggregate at any time outstanding for all Chinese Subsidiaries the Dollar Equivalent amount of U.S. $15.0 million; provided, however, that such amount may be increased by an amount up to U.S. $10.0 million so long as a corresponding reduction is made to the amount available under clause (i) hereof".

                  (n) Section 8.5 (h) is amended by replacing "U.S. $10.0 million" with "U.S. $20.0 million".

            (o) Section 8.5(l) is amended by replacing "U.S. $10.0 million" with "U.S. $20.0 million".

            (p) The word "and" is  inserted  at the end of Section  8.5(m),  and
                Section 8.5(n) is deleted.

            (q) Section 8.22 is amended by deleting clause (i) thereof and renumbering clauses (ii)-(iv) as new clauses (i)-(iii), and by inserting at the beginning of new clause (i) and at the beginning of new clause (ii) thereof the following:

            "within 60 days after such establishment, creation or acquisition,".

                  SECTION TWO - CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.

      2.1. The amendments provided for in Section One hereof shall become effective on the date on which the Administrative Agent shall have received duly executed counterparts hereof from the Borrowers, UK Borrower, Canadian Borrower, the Subsidiary Swing Line Borrowers and the Required Lenders. The effectiveness of this Amendment (other than Section Four) is conditioned upon the accuracy of the representations and warranties set forth in Section Three.

            SECTION THREE - REPRESENTATIONS AND WARRANTIES.

      3.1. In order to induce the Lenders to enter into this Amendment, the Borrowers, UK Borrower, Canadian Borrower and the Subsidiary Swing Line Borrowers represent and warrant to the Administrative Agent and each of the Lenders that after giving effect to this Amendment, (i) no Unmatured Event of Default or Event of Default has occurred and is continuing; and (ii) all of the representations and warranties in the Credit Agreement after giving effect to this Amendment are true and correct in all material respects on and as of the date hereof unless such representation and warranty expressly indicates that it is being made as of another date, in which case such representation and warranty was true and correct as of such date. Holding, the Borrowers, UK Borrower, Canadian Borrower and the Subsidiary Swing Line Borrowers further represent and warrant (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and each Lender that:

            (i) Each Credit Agreement Loan Party has full corporate or other power and authority, legal right to execute, deliver and perform its obligations under this Amendment and has taken all actions necessary to authorize the execution, delivery and performance of its obligations under this Amendment;

                  (ii) No consent of any person other than the Lenders, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance of any Credit Agreement Loan Party's obligations, validity or enforceability of this Amendment;

                  (iii) This Amendment has been duly executed and delivered on behalf of each Credit Agreement Loan Party by a duly authorized officer of the respective Credit Agreement Loan Party and constitutes a legal, valid and binding obligation of each Credit Agreement Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally; and

                  (iv) The execution, delivery and performance of this Amendment will not violate any requirement of law or Contractual Obligation of any Credit Agreement Loan Party.

                  SECTION FOUR - MISCELLANEOUS.

      4.1. Except as herein expressly amended, waived or consented to, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

            4.2. All references to the Credit Agreement contained in any of the Basic Documents shall mean the Credit Agreement as amended hereby, and as the same may at any time be amended, amended and restated, supplemented or otherwise modified from time to time and as in effect.

            4.3 This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

            4.4. Each of the Credit Agreement Loan Parties agree to reimburse the Administrative Agent and the Arranger and Documentation Agent for their out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel, counsel for the Administrative Agent and the Arranger and Documentation Agent.

            4.5. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

                 [Remainder of Page Intentionally Left Blank]


                                      S-14
                                       S-1
            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                     METTLER-TOLEDO, INC.,
                                          as a Borrower


                                     By:  /s/  William P. Donnelly
                                          Name: William P. Donnelly
                                          Title:


                                     METTLER-TOLEDO HOLDING AG,
                                          as a Borrower


                                     By:  /s/  William P. Donnelly
                                          Name: William P. Donnelly
                                          Title:


                                     METTLER-TOLEDO INTERNATIONAL INC.,
                                          as Guarantor


                                     By:  /s/  William P. Donnelly
                                          Name: William P. Donnelly
                                          Title:


                                     SAFELINE HOLDING COMPANY,
                                          as UK Borrower and as a
                                          Subsidiary Swing Line Borrower


                                     By:  /s/  William P. Donnelly
                                          Name: William P. Donnelly
                                          Title:



                                     METTLER-TOLEDO INC.,
                                          as Canadian Borrower


                                     By:  /s/  William P. Donnelly
                                          Name: William P. Donnelly
                                          Title:


                                     METTLER-TOLEDO MANAGEMENT
                                       HOLDING DEUTSCHLAND GMBH,
                                          as a Subsidiary Swing Line
                                          Borrower


                                     By:  /s/  William P. Donnelly
                                          Name: William P. Donnelly
                                          Title:


                                     METTLER-TOLEDO S.A., VEROFLAY,
                                          as a Subsidiary Swing Line
                                          Borrower


                                     By:  /s/  William P. Donnelly
                                          Name: William P. Donnelly
                                          Title:


                                     METTLER-TOLEDO K.K., TAKARAZUKA,
                                          as a Subsidiary Swing Line
                                          Borrower


                                     By:  /s/  William P. Donnelly
                                          Name: William P. Donnelly
                                          Title:


                                     METTLER-TOLEDO GMBH, GREIFENSEE,
                                          as a Subsidiary Swing Line
                                          Borrower


                                     By:  /s/  William P. Donnelly
                                          Name: William P. Donnelly
                                          Title:


                                     METTLER-TOLEDO LTD., LEICESTER
                                          as a Subsidiary Swing Line
                                          Borrower


                                     By:  /s/  William P. Donnelly
                                          Name: William P. Donnelly
                                          Title:


                                     SAFELINE LIMITED,
                                          as a Subsidiary Swing Line
                                          Borrower


                                     By:  /s/  William P. Donnelly
                                          Name: William P. Donnelly
                                          Title:


                                     MERRILL LYNCH & CO., MERRILL
                                       LYNCH, PIERCE, FENNER & SMITH
                                       INCORPORATED,
                                          as Arranger and Documentation
                                          Agent


                                     By:  /s/  Christopher Birosak
                                          Name: Christopher Birosak
                                          Title: Managing Director


                                     THE BANK OF NOVA SCOTIA,
                                          as Administrative Agent


                                     By:  /s/  J.R. Trimble
                                          Name: J.R. Trimble
                                          Title: Senior Relationship Manager


                                     THE BANK OF NOVA SCOTIA,
                                          as Canadian Agent


                                     By:  /s/  J.R. Trimble
                                          Name: J.R. Trimble
                                          Title: Senior Relationship Manager


                                     CREDIT SUISSE FIRST BOSTON,
                                          as Co-Agent


                                     By:  /s/
                                          Name:
                                          Title:


                                     By:  /s/
                                          Name:
                                          Title


                                     ABN AMRO BANK N.V.,
                                          as Co-Agent


                                     By:  /s/  Louis K. McLinden, Jr.
                                          Name: Louis K. McLinden, Jr.
                                          Title: Vice President


                                     By:  /s/  Christopher S. Helueci
                                          Name: Christopher S. Helueci
                                          Title: Vice President


                                     BANK OF TOKYO-MITSUBISHI
                                       TRUST COMPANY,
                                          as Co-Agent


                                     By:  /s/  Paul P. Malecki
                                          Name: Paul P. Malecki
                                          Title: Vice President


                                     BANKERS TRUST COMPANY,
                                          as Co-Agent


                                     By:  /s/  Anthony LaCrippo
                                          Name: Anthony LaCrippo
                                          Title: Vice President


                                     COMPAGNIE FINANCIERE DE CIC
                                       ET DE L'UNION EUROPEENNE,
                                          as Co-Agent


                                     By:  /s/  Sean Mounier
                                          Name: Sean Mounier
                                          Title: First Vice President


                                     By:  /s/  Anthony Rock
                                          Name: Anthony Rock
                                          Title: Vice President


                                     GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                          as Co-Agent


                                     By:  _____________________
                                          Name:
                                          Title:


                                     THE INDUSTRIAL BANK OF JAPAN
                                       TRUST COMPANY,
                                          as Co-Agent


                                     By:  /s/  Takuya Honjo
                                          Name: Takuya Honjo
                                          Title: Senior Vice President


                                     SOCIETE GENERALE,
                                          as Co-Agent


                                     By:  /s/  Eric Siebert
                                          Name: Eric Siebert
                                          Title: Director


                                     BAYERISCHE HYPO-UND VEREINSBANK AG,
                                          as a Lender


                                     By:  /s/  Hans Dick
                                          Name: Hans Dick
                                          Title: Vice President


                                     By:  /s/  Steven Simons
                                          Name: Steven Simons
                                          Title: Assistant Vice President


                                     DG BANK DEUTSCHE GENOSSENSHAFTSBANK AG,
                                          as a Lender


                                     By:  /s/  Sabine Wendt
                                          Name: Sabine Wendt
                                          Title: Assistant Vice President


                                     By:  /s/  Karen A. Brinkman
                                          Name: Karen A. Brinkman
                                          Title: Vice President


                                     BANKERS TRUST COMPANY,
                                          as a Lender


                                     By:  _____________________
                                          Name:
                                          Title:


                                     NATEXIS BANQUE BFCE,
                                          as a Lender


                                     By:  _____________________
                                          Name:
                                          Title:


                                     THE FUJI BANK AND TRUST COMPANY,
                                          as a Lender


                                     By:  /s/  Toshiaki Yakura
                                          Name: Toshiaki Yakura
                                          Title: Executive Vice President


                                     THE INDUSTRIAL BANK OF JAPAN
                                       TRUST COMPANY,
                                          as a Lender


                                     By:  /s/  Takuya Honjo
                                          Name: Takuya Honjo
                                          Title: Senior Vice President


                                     MERRILL LYNCH CAPITAL CORPORATION,
                                          as a Lender


                                     By:  /s/  Christopher Birosak
                                          Name: Christopher Birosak
                                          Title: Vice President


                                     GOLDMAN SACHS INTERNATIONAL BANK,
                                          as a Lender


                                     By:  /s/  Stephen B. King
                                          Name: Stephen B. King
                                          Title: Authorized Signatory


                                     CREDITANSTALT CORPORATE FINANCE INC.,
                                          as a Lender


                                     By:  _____________________
                                          Name:
                                          Title:


                                     By:  _____________________
                                          Name:
                                          Title:


                                     LTCB TRUST COMPANY,
                                          as a Lender


                                     By:  /s/  Koji Sasayama
                                          Name: Kojy Sasayama
                                          Title: Senior Vice President


                                     COMPAGNIE FINANCIERE DE CIC
                                       ET DE UNION EUROPEENNE,
                                          as a Lender


                                     By:  _____________________
                                          Name:
                                          Title:


                                     By:  _____________________
                                          Name:
                                          Title:


                                     CREDIT LYONNAIS NEW YORK BRANCH,
                                          as a Lender


                                     By:  _____________________
                                          Name:
                                          Title:


                                     COMMERZBANK AG, NEW YORK BRANCH
                                       and/or GRAND CAYMAN BRANCHES,
                                          as a Lender


                                     By:  /s/  Andreas Schwung
                                          Name: Andreas Schwung
                                          Title: Vice President


                                     By:  /s/  David A. Wagner
                                          Name: David A. Wagner
                                          Title: Assistant Treasurer


                                     NATIONAL CITY BANK,
                                          as a Lender


                                     By:  /s/  Lisa Lisi
                                          Name: Lisa Lisi
                                          Title: Assistant Vice President


                                     ROYAL BANK OF SCOTLAND PLC,
                                          as a Lender


                                     By:  /s/  Scott Barton
                                          Name: Scott Barton
                                          Title: Vice President


                                     WESTDEUTSCHE GIROZENTRALE LANDESBANK,
                                          as a Lender


                                     By:  /s/  Kheil A. McIntyre
                                          Name: Kheil A. McIntyre
                                          Title: Vice President


                                     By:  /s/  Walter T. Duffy III
                                          Name: Walter T. Duffy III
                                          Title: Associate


                                     BANK OF TOKYO-MITSUBISHI TRUST
                                       COMPANY,
                                          as a Lender


                                     By:  /s/  Paul P. Malecki
                                          Name: Paul P. Malecki
                                          Title: Vice President


                                     THE BANK OF NOVA SCOTIA,
                                          as a Lender


                                     By:  _____________________
                                          Name:
                                          Title:


                                     SOCIETE GENERALE,
                                          as a Lender


                                     By:  /s/  Eric Siebert
                                          Name: Eric Siebert
                                          Title: Director


                                     CRESTAR BANK,
                                          as a Lender


                                     By:  /s/  Bergmann
                                          Name: Bergmann
                                          Title: Vice President


                                     CREDIT AGRICOLE INDOSUEZ,
                                          as a Lender


                                     By:  /s/  David Bouhl
                                          Name: David Bouhl, F.V.P.
                                          Title: Head of Corporate Banking
                                     Chicago


                                     By:  /s/  Dean Balice
                                          Name: Dean Balice
                                          Title: Senior Vice President, Branch
                                     Manager


                                     THE SUMITOMO BANK LTD.
                                       CHICAGO BRANCH,
                                          as a Lender


                                     By:  /s/  John H. Kemper
                                          Name: John H. Kemper
                                          Title: Senior Vice President


                                     ABN AMRO BANK N.V.,
                                          as a Lender


                                     By:  /s/  Louis K. McLinden, Jr.
                                          Name: Louis K. McLinden, Jr.
                                          Title: Vice President


                                     By:  /s/  Christopher S. Helueci
                                          Name: Christopher S. Helueci
                                          Title: Vice President


                                     MERITA BANK LTD, NEW YORK BRANCH,
                                          as a Lender


                                     By:  /s/  Frank Maffei
                                          Name: Frank Maffei
                                          Title: Vice President


                                     By:  /s/  Paul Brooks
                                          Name: Paul Brooks
                                          Title: Vice President


                                     THE MITSUBISHI TRUST AND
                                       BANKING CORPORATION,
                                          as a Lender


                                     By:  _____________________
                                          Name:
                                          Title:


                                     THE HUNTINGTON NATIONAL BANK,
                                          as a Lender


                                     By:  /s/  Morey J. Cracolice
                                          Name: Morey J. Cracolice
                                          Title: Vice President


                                     BANQUE PARIBAS,
                                          as a Lender


                                     By:  /s/  Diane P. Hollowski
                                          Name: Diane P. Hollowski
                                          Title: Vice President


                                     By:  /s/  Maria Santangelo
                                          Name: Maria Santangelo
                                          Title: Vice President


                                     CREDIT SUISSE FIRST BOSTON,
                                          as a Lender


                                     By:  /s/  Karl Studer
                                          Name: Karl Studer
                                          Title: Director


                                     By:  /s/
                                          Name:
                                          Title:


                                     AMSOUTH BANK,
                                          as a Lender


                                     By:  /s/  Bryan Grantham
                                          Name: Bryan Grantham
                                          Title: Commercial Banking Officer


                                     DLJ CAPITAL FUNDING, INC.,
                                          as a Lender


                                     By:  /s/  Thomas C. Hendrick
                                          Name: Thomas C. Hendrick
                                          Title: Managing Director


                                     MICHIGAN NATIONAL BANK,
                                          as a Lender


                                     By:  /s/  Neran Shaya
                                          Name: Neran Shaya
                                          Title: Relationship Manager


                                     STAR BANK, NATIONAL ASSOCIATION,
                                          as a Lender


                                     By:  /s/  Mark A. Whitson
                                          Name: Mark A. Whitson
                                          Title: Vice President